
2
9
8
11
10
3
7
1
12
5
4
9

FIG. 1


2
9
3
8
11
10
12
7
1
8
11
10
12
9
7
1
8
11
10
12
6
7
1
3
5
4

FIG. 2


9
16
8
11
10
3
7
1
12
2
5
4
9

FIG. 3


16
1
22
20
24
18
14
5

FIG. 4


26
1
14
5

FIG. 5


Specific hydrogen flow, N·cm³/s·cm²
0.075
0.07
0.065
0.06
0.065
0.05
Flat screen
Semi-cylindrical screen
0
1
2
3
4
Distance between palladium tube axis and screen, cm

FIG. 6



Specific hydrogen flow, N·cm³/s·cm²
0.1
0.08
0.06
0.04
0.02
0
300
400
500
600
700
Palladium membrane temperature, °C

FIG. 7



Specific hydrogen flow, N·cm³/s·cm²
0.14
0.12
0.01
0.08
0.06
0.04
0.02
0
1000
900
800
700
600
500
400
300
200
100
0
Temperature, degrees C
0
1
2
3
4
5
6
Distance from the edge of stove nozzle, cm
Productivity with screen
Productivity without screen
Membrane temperature with screen
Membrane temperature without screen

FIG. 8